Exhibit 99.1

Coupang Announces First Quarter Gross Profit Increase of 42% YoY and Record Revenue of $5.1B

MOUNTAIN VIEW, Calif. and SEOUL, South Korea - (BUSINESS WIRE) May 11, 2022—Coupang, Inc. (NYSE: CPNG) today announced financial results for its first quarter ended March 31, 2022.

“Powered by our unmatched customer experience and services, we continued to grow at multiples of the overall e-commerce segment with 32% year over year constant currency revenue growth,” said Gaurav Anand, CFO of Coupang. “We also recorded the highest gross profit and gross profit margin in the Company’s history, which in turn helped our Product Commerce segment to achieve profitability in Q1. We expect our focus on customer-driven innovations as well as operational excellence to continue to bear fruit in the quarters and years ahead.”

Key Financial and Operational Highlights
•Total net revenues was $5.1 billion, up 22% year over year (YoY), and up 32% YoY and 3% quarter over quarter (QoQ) on a constant currency basis.
•Total gross profit was $1.04 billion, an increase of 42% YoY, and gross profit margin improved over 450 basis points QoQ.
•Net loss improved $196 million QoQ to $209 million, while adjusted EBITDA loss improved $194 million QoQ to $91 million.
•Product Commerce net revenues was $4.9 billion, up 20% YoY and 30% on a constant currency basis, over three times the growth rate of the Korean product e-commerce segment.
•Product Commerce segment achieved a major milestone of positive adjusted EBITDA in Q1, which represents a $128 million QoQ improvement.
•Developing Offerings adjusted EBITDA recorded a significant improvement of $66 million QoQ.

First Quarter 2022 Results
•Consolidated Financial Summary

	Three Months Ended March 31,
(in thousands, except net revenues per Active Customer)	2022	2021	% Change
Total net revenues	$5,116,686	$4,206,860	22%
Total net revenues growth, constant currency(1)			32%
Active Customers	18,112	16,037	13%
Total net revenues per Active Customer	$283	$262	8%
Gross profit(2)	1,043,406	732,506	42%
Net loss	(209,294)	(295,033)	(29)%
Adjusted EBITDA(1)	(90,872)	(132,966)	(32)%
•Segment Information

	Three Months Ended March 31,
(in thousands)	2022	2021	% Change
Product Commerce
Net revenues	$4,936,053	$4,097,651	20%
Net revenues growth, constant currency(1)			30%
Segment adjusted EBITDA	$2,877	$(69,289)	NM(3)
Developing Offerings
Net revenues	$180,633	$109,209	65%
Net revenues growth, constant currency(1)			79%
Segment adjusted EBITDA	$(93,749)	$(63,677)	47%

(in thousands)		Q1 2021	Q2 2021	Q3 2021	Q4 2021	Full Year 2021	Q1 2022
Consolidated	Total net revenues	$4,206,860	$4,478,114	$4,644,705	$5,076,693	$18,406,372	$5,116,686
	Gross profit	732,506	658,494	754,527	805,601	2,951,128	1,043,406
	Gross profit margin	17.4%	14.7%	16.2%	15.9%	16.0%	20.4%
	Adj. EBITDA(1)	(132,966)	(122,147)	(207,434)	(285,089)	(747,636)	(90,872)
Product Commerce	Net revenues	4,097,651	4,332,725	4,481,525	4,925,816	17,837,717	4,936,053
	Gross profit	748,867	678,183	780,221	901,218	3,108,489	1,065,420
	Gross profit margin	18.3%	15.7%	17.4%	18.3%	17.4%	21.6%
	Adj. EBITDA	(69,289)	(47,873)	(118,235)	(125,501)	(360,898)	2,877
Developing Offerings	Net revenues	109,209	145,389	163,180	150,877	568,655	180,633
	Adj. EBITDA	(63,677)	(74,274)	(89,199)	(159,588)	(386,738)	(93,749)

(1)Total net revenues growth, constant currency, adjusted EBITDA, segment gross profit and segment gross profit margin are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss first quarter results on May 11, 2022 at 5:30 PM Eastern Standard Time (May 12, 2022 at 6:30 AM Korea Standard Time). A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, is also available on that site.
About Coupang
Coupang is one of the largest e-Commerce companies in Asia, with a mission to revolutionize the everyday lives of its customers and create a world where people wonder, “How did we ever live without Coupang?” Coupang offers a variety of services, including same-day and next-morning delivery of groceries and general merchandise, delivery of prepared foods through Coupang Eats, and video streaming through Coupang Play. Coupang has offices in Beijing, Los Angeles, Seattle, Seoul, Singapore, Shanghai, Silicon Valley, Taipei, and Tokyo.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except shares)
(unaudited)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$3,369,353	$3,487,708
Restricted cash	307,100	319,800
Accounts receivable, net	170,603	175,350
Inventories	1,378,399	1,421,501
Other current assets	256,945	232,447
Total current assets	5,482,400	5,636,806

Long-term restricted cash	1,105	2,839
Property and equipment, net	1,425,839	1,347,531
Operating lease right-of-use assets	1,465,868	1,374,629
Goodwill	9,536	9,739
Long-term lease deposits and other	308,462	270,290
Total assets	$8,693,210	$8,641,834
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,330,095	$3,442,720
Accrued expenses	249,619	304,293
Deferred revenue	100,554	93,972
Short-term borrowings	7,686	7,811
Current portion of long-term debt	193,269	341,717
Current portion of long-term operating lease obligations	299,571	287,066
Other current liabilities	313,910	266,709
Total current liabilities	4,494,704	4,744,288

Long-term debt	611,053	283,190
Long-term operating lease obligations	1,296,787	1,201,277
Defined severance benefits and other	253,405	237,122
Total liabilities	6,655,949	6,465,877

Commitments and contingencies
Stockholders' equity
Class A common stock, $0.0001 par value, 10,000,000,000 shares authorized, 1,586,254,594 and 1,579,399,667 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively; Class B common stock, $0.0001 par value, 250,000,000 shares authorized, 174,802,990 shares issued and outstanding as of March 31, 2022 and December 31, 2021	176	175
Additional paid-in capital	7,937,813	7,874,038
Accumulated other comprehensive loss	(40,917)	(47,739)
Accumulated deficit	(5,859,811)	(5,650,517)
Total stockholders' equity	2,037,261	2,175,957
Total liabilities and stockholders' equity	$8,693,210	$8,641,834

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Net retail sales	$4,556,107	$3,807,043
Net other revenue	560,579	399,817
Total net revenues	5,116,686	4,206,860

Cost of sales	4,073,280	3,474,354
Operating, general and administrative	1,249,111	999,822
Total operating cost and expenses	5,322,391	4,474,176

Operating loss	(205,705)	(267,316)

Interest income	3,534	940
Interest expense	(7,368)	(24,823)
Other income (expense), net	490	(3,826)
Loss before income taxes	(209,049)	(295,025)

Income tax expense	245	8

Net loss	(209,294)	(295,033)

Net loss attributable to Class A and Class B common stockholders per share, basic and diluted	$(0.12)	$(0.68)
Weighted-average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted	1,756,739	434,917

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating activities:
Net loss	$(209,294)	$(295,033)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	59,240	47,384
Provision for severance benefits	44,482	32,272
Equity-based compensation	55,593	86,966
Paid-in-kind interest and accretion of discount on convertible notes	—	20,148
Non-cash operating lease expense	77,223	57,318
Non-cash others	16,514	15,153
Change in operating assets and liabilities:
Accounts receivable, net	266	(14,076)
Inventories	6,863	(209,443)
Other assets	(66,512)	(72,439)
Accounts payable	28,044	166,536
Accrued expenses	(49,981)	22,737
Deferred revenue	8,472	1,603
Other liabilities	(25,849)	(42,475)
Net cash used in operating activities	(54,939)	(183,349)

Investing activities:
Purchases of property and equipment	(238,906)	(146,831)
Proceeds from sale of property and equipment	4,245	30
Other investing activities	(14,367)	(3,681)
Net cash used in investing activities	(249,028)	(150,482)

Financing activities:
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriting discounts	—	3,431,277
Deferred offering costs paid	—	(11,618)
Proceeds from issuance of common stock/units, equity-based compensation plan	8,183	43,735
Proceeds from short-term borrowings and long-term debt	343,975	56,464
Repayment of short-term borrowings and long-term debt	(152,029)	(13,687)
Other financing activities	(1,547)	(487)
Net cash provided by financing activities	198,582	3,505,684
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	(27,404)	(39,457)
Net (decrease) increase in cash and cash equivalents, and restricted cash	(132,789)	3,132,396
Cash and cash equivalents, and restricted cash, as of beginning of period	3,810,347	1,401,302
Cash and cash equivalents, and restricted cash, as of end of period	$3,677,558	$4,533,698

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions that conveys uncertainty of future events or outcomes.
You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this report on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this report relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report or to reflect new information, actual results, revised expectations, or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the Securities and Exchange Commission (SEC), webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our products, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this press release.

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Active Customers
As of the last date of each reported period, we determine our number of Active Customers by counting the total number of individual customers who have ordered at least once directly from our apps or websites during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Active Customers as a key indicator of our potential for growth in total net revenues, the reach of our network, the awareness of our brand, and the engagement of our customers.
Total Net Revenues per Active Customer
Total net revenues per Active Customer is the total net revenues generated in a period divided by the total number of Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of Active Customers who are shopping on our apps or websites. We therefore view total net revenues per Active Customer as a key indicator of engagement and retention of our customers and our success in increasing the share of wallet.
Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.

Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Constant Currency Revenue and Constant Currency Revenue Growth
The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW. We use constant currency revenue and constant currency revenue growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Constant currency information compares results between periods as if exchange rates had remained constant. We define constant currency revenue as total revenue excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth on a comparative basis. Constant currency revenue is calculated by translating current period revenues using the prior period exchange rate. Constant currency revenue growth (as a percentage) is calculated by determining the increase in current period revenue over prior period revenue, where current period foreign currency revenue is translated using prior period exchange rates.

These results should be considered in addition to, not as a substitute for, results reported in accordance with U.S. GAAP. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies and are not a measure of performance presented in accordance with U.S. GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is defined as net income/(loss) for a period before depreciation and amortization, interest expense, interest income, income tax expense (benefit), other income (expense), net, equity-based compensation, impairments, and other items that we do not believe are reflective of our ongoing operations. Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of total net revenues. We use adjusted EBITDA and adjusted EBITDA margin as key measures to evaluate and assess our performance and allocate internal resources. We believe adjusted EBITDA and adjusted EBITDA margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our core business, such as material non-cash items and certain variable charges. However, other companies may calculate adjusted EBITDA and adjusted EBITDA margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies. Adjusted EBITDA and adjusted EBITDA margin are not measures of financial performance under U.S. GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or alternatives to net income/(loss) as indicators of operating performance or any other measures of performance derived in accordance with U.S. GAAP. Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and you should consider them in addition to, and not in isolation or as substitutes, for analysis of our results as reported under U.S. GAAP.

Segment Gross Profit and Segment Gross Profit Margin
During the first quarter of 2022, with our change in reporting segments, we began providing segment gross profit and segment gross profit margin. Segment gross profit is defined as gross profit for a period attributable to each respective reportable segment. Segment gross profit margin is defined as segment gross profit as a percentage of segment net revenues. We believe segment gross profit and segment gross profit margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons. However, other companies may calculate segment gross profit and segment gross profit margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies. Segment gross profit and segment gross profit margin are not measures of financial performance under U.S. GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or alternatives to consolidated gross profit as indicators of operating performance or any other measures of performance derived in accordance with U.S. GAAP. Segment gross profit and segment gross profit margin have limitations as analytical tools, and you should consider them in addition to, and not in isolation or as substitutes for analysis of our results as reported under U.S. GAAP.

Reconciliations of Non-GAAP Measures
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:

Constant Currency Revenue and Constant Currency Revenue Growth (YoY)

	Three Months Ended March 31,
(in thousands)	2022	2021
Consolidated
Total net revenues	$5,116,686	$4,206,860
Total net revenues growth	22%	74%
Adjustment:
Exchange rate effect	417,492	(280,375)
Total net revenues, constant currency	$5,534,178	$3,926,485
Total net revenues growth, constant currency	32%	63%

Product Commerce
Net revenues	$4,936,053	$4,097,651
Net revenues growth	20%	70%
Adjustment:
Exchange rate effect	402,753	(273,097)
Net revenues, constant currency	$5,338,806	$3,824,554
Net revenues growth, constant currency	30%	59%

Constant Currency Revenue and Constant Currency Revenue Growth (QoQ)

	Three Months Ended March 31,
(in thousands)	2022	2021
Consolidated
Total net revenues	$5,116,686	$4,206,860
Total net revenues growth	1%	11%
Adjustment:
Exchange rate effect	109,826	(79,981)
Total net revenues, constant currency	$5,226,512	$4,126,879
Total net revenues growth, constant currency	3%	9%

Adjusted EBITDA and Adjusted EBITDA Margin

(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Full Year 2021	Q1 2022
Total net revenues	$4,206,860	$4,478,114	$4,644,705	$5,076,693	$18,406,372	$5,116,686

Net loss	(295,033)	(518,601)	(323,977)	(404,979)	(1,542,590)	(209,294)
Net loss margin	(7.0)%	(11.6)%	(7.0)%	(8.0)%	(8.4)%	(4.1)%
Adjustments:
Depreciation and amortization(1)	47,384	46,942	51,540	55,614	201,480	59,240
Interest expense	24,823	5,848	7,376	7,311	45,358	7,368
Interest income	(940)	(1,907)	(2,603)	(3,195)	(8,645)	(3,534)
Income tax expense	8	97	66	831	1,002	245
Other (income) expense, net	3,826	(373)	4,026	3,434	10,913	(490)
Equity-based compensation(2)	86,966	50,346	56,138	55,895	249,345	55,593
FC Fire losses	—	295,501	—	—	295,501	—
Adjusted EBITDA	$(132,966)	$(122,147)	$(207,434)	$(285,089)	$(747,636)	$(90,872)
Adjusted EBITDA margin	(3.2)%	(2.7)%	(4.5)%	(5.6)%	(4.1)%	(1.8)%
_____________
(1)Depreciation and amortization includes amounts in cost of sales of $12 million and $11 million for the three months ended March 31, 2022 and 2021, respectively, and amounts in operating, general and administrative of $47 million and $36 million for the three months ended March 31, 2022 and 2021, respectively. Some amounts may not reconcile due to rounding.
(2)Equity-based compensation includes amounts in cost of sales of $4 million and $2 million for the three months ended March 31, 2022 and 2021, respectively, and amounts in operating, general and administrative of $52 million and $85 million for the three months ended March 31, 2022 and 2021, respectively.

Segment Gross Profit and Segment Gross Profit Margin

(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Full Year 2021	Q1 2022
Gross profit	$732,506	$658,494	$754,527	$805,601	$2,951,128	$1,043,406
Segment gross profit and gross profit margin:
Product Commerce	748,867	678,183	780,221	901,218	3,108,489	1,065,420
Gross profit margin	18.3%	15.7%	17.4%	18.3%	17.4%	21.6%
Developing Offerings	(16,361)	(19,689)	(25,694)	(95,617)	(157,361)	(22,014)
Gross profit margin	(15.0)%	(13.5)%	(15.7)%	(63.4)%	(27.7)%	(12.2)%